UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
BRP Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to reclassify historical segment information in accordance with the Company's current reportable segment structure. As previously disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), the Company completed a strategic review of its organizational structure in January 2023 and determined that the chief operating decision maker, the chief executive officer, will change the way he manages and operates the MainStreet and Medicare reportable segments. Beginning in January 2023, the MainStreet and Medicare reportable segments were combined under one single operating segment, Mainstreet Insurance Solutions. In addition, the Middle Market and Specialty reportable segments were rebranded as Insurance Advisory Solutions and Underwriting, Capacity & Technology Solutions, respectively. Accordingly, the Company’s Form 10-Q for the quarter ending March 31, 2023 and all subsequent periodic reports will report three segments, Mainstreet Insurance Solutions, Insurance Advisory Solutions and Underwriting, Capacity & Technology Solutions, with prior periods adjusted accordingly.
This Current Report on Form 8-K is being filed solely to recast segment reporting information previously presented in the 2022 Form 10-K to account for the revision of the MainStreet and Medicare reportable segments as the new Mainstreet Insurance Solutions reportable segment and rebranding of the Middle Market and Specialty reportable segments. Exhibit 99.1 to this Current Report recasts Part I, Item 1. Business, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data from the 2022 Form 10-K for the purpose of presenting the financial information in these items as it would have appeared had we reorganized our segment structure prior to January 2023. Exhibit 99.1 to this Current Report does not reflect events occurring subsequent to the filing of the 2022 Form 10-K, does not modify or update the disclosures other than as required to reflect the change in reportable segments and is not an amendment to, or a restatement of, the 2022 Form 10-K. The information in this Form 8-K should be read in conjunction with the 2022 Form 10-K and our subsequent filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Selected Items from BRP Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, republished solely to reflect the change in reportable segments
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: May 9, 2023	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer